UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 10, 2021 (March 9, 2021)

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

SLA Amendment

On March 9, 2021 (the "Closing Date"), a wholly owned subsidiary (the "SLA Borrower") of Sunnova Energy International Inc. (the “Company”) entered into that certain Amendment No. 7 to the Amended and Restated Credit Agreement (the "SLA Amendment"), which amends that certain Amended and Restated Credit Agreement, dated as of March 27, 2019 (the "SLA Credit Agreement"), by and among the SLA Borrower, certain other subsidiaries of the Company, Credit Suisse AG, New York Branch, as agent, and the lenders and other financial institutions party thereto.

The SLA Amendment amended the SLA Credit Agreement to, among other things, (i) extend the scheduled commitment termination date to May 2023, (ii) extend the facility maturity date to November 2023, (iii) increase the maximum facility amount from $200.0 million to $350.0 million, (iv) modify certain terms relating to the implementation of a LIBOR replacement rate, (v) modify the advance rates applicable to eligible solar loans based on the tenor, interest rate, and stage of completion applicable to each such eligible solar loan, (vi) modify the interest rate hedging requirements under the SLA Credit Agreement, (vii) allow for borrowings with respect to (1) certain ancillary components, including main panel upgrades, generators, critter guards, snow guards, electric vehicle chargers, roofing and landscaping materials, automatic transfer switches, and load controllers and (2) certain energy efficient upgrades, including thermostats, LED or other energy efficient light bulbs, showerheads, power strips, faucet aerators, staircase covers, blown attic insulation, water heater insulation and attic baffles, (viii) insert concentration limits for solar loans (1) with obligors with credit scores below certain thresholds, (2) which contain stated interest rates below certain thresholds, and (3) which finance procurement costs attributable to ancillary components or energy efficient upgrades which exceed certain thresholds, (ix) add eligibility requirements relating to solar loans used to finance ancillary components or energy efficient upgrades, (x) increase the liquidity reserve account requirements for solar loans for which a first payment has not yet been made, (xi) permit certain transfers and sales of certain service incentives paid by certain governmental authorities, grid operators, and others, and (xii) remove certain reserve requirements relating to low interest rate solar loans.

The foregoing description of the SLA Amendment is qualified in its entirety by reference to the full text of the SLA Amendment, a copy of which the Company plans to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending March 31, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: March 10, 2021	By:	/s/ Walter A. Baker
Walter A. Baker
Executive Vice President, General Counsel and Secretary